EXHIBIT 24

POWER OF ATTORNEY

      KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned Director and/or Officer of CITICORP, a Delaware corporation, and/or CITIBANK,
N.A., a national association hereby constitutes and appoints each of
GREGORY C. EHLKE, MARTIN A. WATERS, RICHARD D. LEVINSON, ROBERT N. LAUGHLIN and MICHAEL T. NUGENT his true and lawful attorney and agent, in the name and on behalf of the undersigned, to do any and all acts and things in connection with the registration statement dated the date hereof (the "Registration Statement") to be filed with the United
States Securities and Exchange Commission or the Office of the Comptroller of the Currency, including specifically, but without limiting the generality of the foregoing, the power and authority to execute the Registration Statement in the name of the undersigned in his capacity as Director and/or Officer of Citicorp and/or Citibank,
N.A., any and all amendments, including post-effective amendments, to the Registration Statement, any and all documents and instruments filed as part of or in connection with the Registration Statement or amendments thereto, any and all documents and instruments which the said attorney and agent may deem necessary or advisable to enable Citicorp and/or Citibank, N.A. to comply with the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, and any rules and regulations and requirements of the United States Securities and Exchange Commission in respect thereof, or with any rules and regulations of the Office of the Comptroller of the Currency, and any and all documents and instruments which the said attorney and agent may deem necessary or advisable to enable Citicorp and/or Citibank, N.A. to comply with the securities or other similar laws of jurisdictions outside of the United States of America in respect thereof; and

      HEREBY RATIFIES AND CONFIRMS all that the said attorneys and agents, or any of them, has done, shall do or cause to be done by virtue hereof; and

      HEREBY REVOKES all prior powers of attorney relating to the foregoing acts.

      IN WITNESS WHEREOF, the undersigned has hereunto set his hand.


Dated:  March 7, 1994.


		    /s/ D. Wayne Calloway
		    Name:D. Wayne Calloway
		    Title:Director

POWER OF ATTORNEY

	  KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned Director and/or Officer of CITICORP, a Delaware corporation, and/or CITIBANK,
N.A., a national association hereby constitutes and appoints each of
GREGORY C. EHLKE, MARTIN A. WATERS, RICHARD D. LEVINSON, ROBERT N. LAUGHLIN and MICHAEL T. NUGENT his true and lawful attorney and agent, in the name and on behalf of the undersigned, to do any and all acts and things in connection with the registration statement dated the date hereof (the "Registration Statement") to be filed with the United
States Securities and Exchange Commission or the Office of the Comptroller of the Currency, including specifically, but without limiting the generality of the foregoing, the power and authority to execute the Registration Statement in the name of the undersigned in his capacity as Director and/or Officer of Citicorp and/or Citibank,
N.A., any and all amendments, including post-effective amendments, to the Registration Statement, any and all documents and instruments filed as part of or in connection with the Registration Statement or amendments thereto, any and all documents and instruments which the said attorney and agent may deem necessary or advisable to enable Citicorp and/or Citibank, N.A. to comply with the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, and any rules and regulations and requirements of the United States Securities and Exchange Commission in respect thereof, or with any rules and regulations of the Office of the Comptroller of the Currency, and any and all documents and instruments which the said attorney and agent may deem necessary or advisable to enable Citicorp and/or Citibank, N.A. to comply with the securities or other similar laws of jurisdictions outside of the United States of America in respect thereof; and

	  HEREBY RATIFIES AND CONFIRMS all that the said attorneys and agents, or any of them, has done, shall do or cause to be done by virtue hereof; and

	  HEREBY REVOKES all prior powers of attorney relating to the foregoing acts.

	  IN WITNESS WHEREOF, the undersigned has hereunto set his hand.


Dated: March 7, 1994.


			      /s/ Colby H. Chandler
			      Name:Colby H. Chandler
			      Title:Director

POWER OF ATTORNEY

	  KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned Director and/or Officer of CITICORP, a Delaware corporation, and/or CITIBANK,
N.A., a national association hereby constitutes and appoints each of
GREGORY C. EHLKE, MARTIN A. WATERS, RICHARD D. LEVINSON, ROBERT N. LAUGHLIN and MICHAEL T. NUGENT his true and lawful attorney and agent, in the name and on behalf of the undersigned, to do any and all acts and things in connection with the registration statement dated the date hereof (the "Registration Statement") to be filed with the United
States Securities and Exchange Commission or the Office of the Comptroller of the Currency, including specifically, but without limiting the generality of the foregoing, the power and authority to execute the Registration Statement in the name of the undersigned in his capacity as Director and/or Officer of Citicorp and/or Citibank,
N.A., any and all amendments, including post-effective amendments, to the Registration Statement, any and all documents and instruments filed as part of or in connection with the Registration Statement or amendments thereto, any and all documents and instruments which the said attorney and agent may deem necessary or advisable to enable Citicorp and/or Citibank, N.A. to comply with the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, and any rules and regulations and requirements of the United States Securities and Exchange Commission in respect thereof, or with any rules and regulations of the Office of the Comptroller of the Currency, and any and all documents and instruments which the said attorney and agent may deem necessary or advisable to enable Citicorp and/or Citibank, N.A. to comply with the securities or other similar laws of jurisdictions outside of the United States of America in respect thereof; and

	  HEREBY RATIFIES AND CONFIRMS all that the said attorneys and agents, or any of them, has done, shall do or cause to be done by virtue hereof; and

	  HEREBY REVOKES all prior powers of attorney relating to the foregoing acts.

	  IN WITNESS WHEREOF, the undersigned has hereunto set his hand.


Dated:  March 7, 1994.

		    /s/ Pei-yuan Chia
		    Name:Pei-yuan Chia
		    Title:Senior Executive Vice President
			      And Director

POWER OF ATTORNEY

	  KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned Director and/or Officer of CITICORP, a Delaware corporation, and/or CITIBANK,
N.A., a national association hereby constitutes and appoints each of
GREGORY C. EHLKE, MARTIN A. WATERS, RICHARD D. LEVINSON, ROBERT N. LAUGHLIN and MICHAEL T. NUGENT his true and lawful attorney and agent, in the name and on behalf of the undersigned, to do any and all acts and things in connection with the registration statement dated the date hereof (the "Registration Statement") to be filed with the United
States Securities and Exchange Commission or the Office of the Comptroller of the Currency, including specifically, but without limiting the generality of the foregoing, the power and authority to execute the Registration Statement in the name of the undersigned in his capacity as Director and/or Officer of Citicorp and/or Citibank,
N.A., any and all amendments, including post-effective amendments, to the Registration Statement, any and all documents and instruments filed as part of or in connection with the Registration Statement or amendments thereto, any and all documents and instruments which the said attorney and agent may deem necessary or advisable to enable Citicorp and/or Citibank, N.A. to comply with the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, and any rules and regulations and requirements of the United States Securities and Exchange Commission in respect thereof, or with any rules and regulations of the Office of the Comptroller of the Currency, and any and all documents and instruments which the said attorney and agent may deem necessary or advisable to enable Citicorp and/or Citibank, N.A. to comply with the securities or other similar laws of jurisdictions outside of the United States of America in respect thereof; and

	  HEREBY RATIFIES AND CONFIRMS all that the said attorneys and agents, or any of them, has done, shall do or cause to be done by virtue hereof; and

	  HEREBY REVOKES all prior powers of attorney relating to the foregoing acts.

	  IN WITNESS WHEREOF, the undersigned has hereunto set his hand.


Dated: March 7, 1994.


			      /s/ Kenneth T. Derr
			      Name:Kenneth T. Derr
			      Title:Director

POWER OF ATTORNEY

	  KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned Director and/or Officer of CITICORP, a Delaware corporation, and/or CITIBANK,
N.A., a national association hereby constitutes and appoints each of
GREGORY C. EHLKE, MARTIN A. WATERS, RICHARD D. LEVINSON, ROBERT N. LAUGHLIN and MICHAEL T. NUGENT his true and lawful attorney and agent, in the name and on behalf of the undersigned, to do any and all acts and things in connection with the registration statement dated the date hereof (the "Registration Statement") to be filed with the United
States Securities and Exchange Commission or the Office of the Comptroller of the Currency, including specifically, but without limiting the generality of the foregoing, the power and authority to execute the Registration Statement in the name of the undersigned in his capacity as Director and/or Officer of Citicorp and/or Citibank,
N.A., any and all amendments, including post-effective amendments, to the Registration Statement, any and all documents and instruments filed as part of or in connection with the Registration Statement or amendments thereto, any and all documents and instruments which the said attorney and agent may deem necessary or advisable to enable Citicorp and/or Citibank, N.A. to comply with the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, and any rules and regulations and requirements of the United States Securities and Exchange Commission in respect thereof, or with any rules and regulations of the Office of the Comptroller of the Currency, and any and all documents and instruments which the said attorney and agent may deem necessary or advisable to enable Citicorp and/or Citibank, N.A. to comply with the securities or other similar laws of jurisdictions outside of the United States of America in respect thereof; and

	  HEREBY RATIFIES AND CONFIRMS all that the said attorneys and agents, or any of them, has done, shall do or cause to be done by virtue hereof; and

	  HEREBY REVOKES all prior powers of attorney relating to the foregoing acts.

	  IN WITNESS WHEREOF, the undersigned has hereunto set his hand.


Dated:  March 7, 1994.


			      /s/ Lawrence E. Fouraker
			      Name:Lawrence E. Fouraker
			      Title:Director

POWER OF ATTORNEY

	  KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned Director and/or Officer of CITICORP, a Delaware corporation, and/or CITIBANK,
N.A., a national association hereby constitutes and appoints each of
GREGORY C. EHLKE, MARTIN A. WATERS, RICHARD D. LEVINSON, ROBERT N. LAUGHLIN and MICHAEL T. NUGENT his true and lawful attorney and agent, in the name and on behalf of the undersigned, to do any and all acts and things in connection with the registration statement dated the date hereof (the "Registration Statement") to be filed with the United
States Securities and Exchange Commission or the Office of the Comptroller of the Currency, including specifically, but without limiting the generality of the foregoing, the power and authority to execute the Registration Statement in the name of the undersigned in his capacity as Director and/or Officer of Citicorp and/or Citibank,
N.A., any and all amendments, including post-effective amendments, to the Registration Statement, any and all documents and instruments filed as part of or in connection with the Registration Statement or amendments thereto, any and all documents and instruments which the said attorney and agent may deem necessary or advisable to enable Citicorp and/or Citibank, N.A. to comply with the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, and any rules and regulations and requirements of the United States Securities and Exchange Commission in respect thereof, or with any rules and regulations of the Office of the Comptroller of the Currency, and any and all documents and instruments which the said attorney and agent may deem necessary or advisable to enable Citicorp and/or Citibank, N.A. to comply with the securities or other similar laws of jurisdictions outside of the United States of America in respect thereof; and

	  HEREBY RATIFIES AND CONFIRMS all that the said attorneys and agents, or any of them, has done, shall do or cause to be done by virtue hereof; and

	  HEREBY REVOKES all prior powers of attorney relating to the foregoing acts.

	  IN WITNESS WHEREOF, the undersigned has hereunto set his hand.

Dated: March 7, 1994


			      /s/ H.J. Haynes
			      Name: H. J. Haynes
			      Title: Director

POWER OF ATTORNEY

	  KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned Director and/or Officer of CITICORP, a Delaware corporation, and/or CITIBANK,
N.A., a national association hereby constitutes and appoints each of
GREGORY C. EHLKE, MARTIN A. WATERS, RICHARD D. LEVINSON, ROBERT N. LAUGHLIN and MICHAEL T. NUGENT his true and lawful attorney and agent, in the name and on behalf of the undersigned, to do any and all acts and things in connection with the registration statement dated the date hereof (the "Registration Statement") to be filed with the United
States Securities and Exchange Commission or the Office of the Comptroller of the Currency, including specifically, but without limiting the generality of the foregoing, the power and authority to execute the Registration Statement in the name of the undersigned in his capacity as Director and/or Officer of Citicorp and/or Citibank,
N.A., any and all amendments, including post-effective amendments, to the Registration Statement, any and all documents and instruments filed as part of or in connection with the Registration Statement or amendments thereto, any and all documents and instruments which the said attorney and agent may deem necessary or advisable to enable Citicorp and/or Citibank, N.A. to comply with the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, and any rules and regulations and requirements of the United States Securities and Exchange Commission in respect thereof, or with any rules and regulations of the Office of the Comptroller of the Currency, and any and all documents and instruments which the said attorney and agent may deem necessary or advisable to enable Citicorp and/or Citibank, N.A. to comply with the securities or other similar laws of jurisdictions outside of the United States of America in respect thereof; and

	  HEREBY RATIFIES AND CONFIRMS all that the said attorneys and agents, or any of them, has done, shall do or cause to be done by virtue hereof; and

	  HEREBY REVOKES all prior powers of attorney relating to the foregoing acts.

	  IN WITNESS WHEREOF, the undersigned has hereunto set his hand.


Dated: March 7, 1994.


			      /s/ William R. Rhodes
			      Name:William R. Rhodes
			      Title:Vice Chairman and Director

POWER OF ATTORNEY

	  KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned Director and/or Officer of CITICORP, a Delaware corporation, and/or CITIBANK,
N.A., a national association hereby constitutes and appoints each of
GREGORY C. EHLKE, MARTIN A. WATERS, RICHARD D. LEVINSON, ROBERT N. LAUGHLIN and MICHAEL T. NUGENT her true and lawful attorney and agent, in the name and on behalf of the undersigned, to do any and all acts and things in connection with the registration statement dated the date hereof (the "Registration Statement") to be filed with the United
States Securities and Exchange Commission or the Office of the Comptroller of the Currency, including specifically, but without limiting the generality of the foregoing, the power and authority to execute the Registration Statement in the name of the undersigned in her capacity as Director and/or Officer of Citicorp and/or Citibank,
N.A., any and all amendments, including post-effective amendments, to the Registration Statement, any and all documents and instruments filed as part of or in connection with the Registration Statement or amendments thereto, any and all documents and instruments which the said attorney and agent may deem necessary or advisable to enable Citicorp and/or Citibank, N.A. to comply with the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, and any rules and regulations and requirements of the United States Securities and Exchange Commission in respect thereof, or with any rules and regulations of the Office of the Comptroller of the Currency, and any and all documents and instruments which the said attorney and agent may deem necessary or advisable to enable Citicorp and/or Citibank, N.A. to comply with the securities or other similar laws of jurisdictions outside of the United States of America in respect thereof; and

	  HEREBY RATIFIES AND CONFIRMS all that the said attorneys and agents, or any of them, has done, shall do or cause to be done by virtue hereof; and

	  HEREBY REVOKES all prior powers of attorney relating to the foregoing acts.

	  IN WITNESS WHEREOF, the undersigned has hereunto set her hand.


Dated: March 7, 1994.


		    /s/ Rozanne L. Ridgway
		    Name:Rozanne L. Ridgway
		    Title:Director

POWER OF ATTORNEY

	  KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned Director and/or Officer of CITICORP, a Delaware corporation, and/or CITIBANK,
N.A., a national association hereby constitutes and appoints each of
GREGORY C. EHLKE, MARTIN A. WATERS, RICHARD D. LEVINSON, ROBERT N. LAUGHLIN and MICHAEL T. NUGENT his true and lawful attorney and agent, in the name and on behalf of the undersigned, to do any and all acts and things in connection with the registration statement dated the date hereof (the "Registration Statement") to be filed with the United
States Securities and Exchange Commission or the Office of the Comptroller of the Currency, including specifically, but without limiting the generality of the foregoing, the power and authority to execute the Registration Statement in the name of the undersigned in his capacity as Director and/or Officer of Citicorp and/or Citibank,
N.A., any and all amendments, including post-effective amendments, to the Registration Statement, any and all documents and instruments filed as part of or in connection with the Registration Statement or amendments thereto, any and all documents and instruments which the said attorney and agent may deem necessary or advisable to enable Citicorp and/or Citibank, N.A. to comply with the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, and any rules and regulations and requirements of the United States Securities and Exchange Commission in respect thereof, or with any rules and regulations of the Office of the Comptroller of the Currency, and any and all documents and instruments which the said attorney and agent may deem necessary or advisable to enable Citicorp and/or Citibank, N.A. to comply with the securities or other similar laws of jurisdictions outside of the United States of America in respect thereof; and

	  HEREBY RATIFIES AND CONFIRMS all that the said attorneys and agents, or any of them, has done, shall do or cause to be done by virtue hereof; and

	  HEREBY REVOKES all prior powers of attorney relating to the foregoing acts.

	  IN WITNESS WHEREOF, the undersigned has hereunto set his hand.


Dated: March 7, 1994.


			      /s/ H. Onno Ruding
			      Name:H. Onno Ruding
			      Title:Vice Chairman and Director

POWER OF ATTORNEY

	  KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned Director and/or Officer of CITICORP, a Delaware corporation, and/or CITIBANK,
N.A., a national association hereby constitutes and appoints each of
GREGORY C. EHLKE, MARTIN A. WATERS, RICHARD D. LEVINSON, ROBERT N. LAUGHLIN and MICHAEL T. NUGENT his true and lawful attorney and agent, in the name and on behalf of the undersigned, to do any and all acts and things in connection with the registration statement dated the date hereof (the "Registration Statement") to be filed with the United
States Securities and Exchange Commission or the Office of the Comptroller of the Currency, including specifically, but without limiting the generality of the foregoing, the power and authority to execute the Registration Statement in the name of the undersigned in his capacity as Director and/or Officer of Citicorp and/or Citibank,
N.A., any and all amendments, including post-effective amendments, to the Registration Statement, any and all documents and instruments filed as part of or in connection with the Registration Statement or amendments thereto, any and all documents and instruments which the said attorney and agent may deem necessary or advisable to enable Citicorp and/or Citibank, N.A. to comply with the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, and any rules and regulations and requirements of the United States Securities and Exchange Commission in respect thereof, or with any rules and regulations of the Office of the Comptroller of the Currency, and any and all documents and instruments which the said attorney and agent may deem necessary or advisable to enable Citicorp and/or Citibank, N.A. to comply with the securities or other similar laws of jurisdictions outside of the United States of America in respect thereof; and

	  HEREBY RATIFIES AND CONFIRMS all that the said attorneys and agents, or any of them, has done, shall do or cause to be done by virtue hereof; and

	  HEREBY REVOKES all prior powers of attorney relating to the foregoing acts.

	  IN WITNESS WHEREOF, the undersigned has hereunto set his hand.


Dated: March 7, 1994.


			      /s/ Donald V. Seibert
			      Name:Donald V. Seibert
			      Title:Director

POWER OF ATTORNEY

	  KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned Director and/or Officer of CITICORP, a Delaware corporation, and/or CITIBANK,
N.A., a national association hereby constitutes and appoints each of
GREGORY C. EHLKE, MARTIN A. WATERS, RICHARD D. LEVINSON, ROBERT N. LAUGHLIN and MICHAEL T. NUGENT his true and lawful attorney and agent, in the name and on behalf of the undersigned, to do any and all acts and things in connection with the registration statement dated the date hereof (the "Registration Statement") to be filed with the United
States Securities and Exchange Commission or the Office of the Comptroller of the Currency, including specifically, but without limiting the generality of the foregoing, the power and authority to execute the Registration Statement in the name of the undersigned in his capacity as Director and/or Officer of Citicorp and/or Citibank,
N.A., any and all amendments, including post-effective amendments, to the Registration Statement, any and all documents and instruments filed as part of or in connection with the Registration Statement or amendments thereto, any and all documents and instruments which the said attorney and agent may deem necessary or advisable to enable Citicorp and/or Citibank, N.A. to comply with the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, and any rules and regulations and requirements of the United States Securities and Exchange Commission in respect thereof, or with any rules and regulations of the Office of the Comptroller of the Currency, and any and all documents and instruments which the said attorney and agent may deem necessary or advisable to enable Citicorp and/or Citibank, N.A. to comply with the securities or other similar laws of jurisdictions outside of the United States of America in respect thereof; and

	  HEREBY RATIFIES AND CONFIRMS all that the said attorneys and agents, or any of them, has done, shall do or cause to be done by virtue hereof; and

	  HEREBY REVOKES all prior powers of attorney relating to the foregoing acts.

	  IN WITNESS WHEREOF, the undersigned has hereunto set his hand.


Dated: March 7, 1994.


			      /s/ Frank A. Shrontz
			      Name:Frank A. Shrontz
			      Title:Director

POWER OF ATTORNEY

	  KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned Director and/or Officer of CITICORP, a Delaware corporation, and/or CITIBANK,
N.A., a national association hereby constitutes and appoints each of
GREGORY C. EHLKE, MARTIN A. WATERS, RICHARD D. LEVINSON, ROBERT N. LAUGHLIN and MICHAEL T. NUGENT his true and lawful attorney and agent, in the name and on behalf of the undersigned, to do any and all acts and things in connection with the registration statement dated the date hereof (the "Registration Statement") to be filed with the United
States Securities and Exchange Commission or the Office of the Comptroller of the Currency, including specifically, but without limiting the generality of the foregoing, the power and authority to execute the Registration Statement in the name of the undersigned in his capacity as Director and/or Officer of Citicorp and/or Citibank,
N.A., any and all amendments, including post-effective amendments, to the Registration Statement, any and all documents and instruments filed as part of or in connection with the Registration Statement or amendments thereto, any and all documents and instruments which the said attorney and agent may deem necessary or advisable to enable Citicorp and/or Citibank, N.A. to comply with the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, and any rules and regulations and requirements of the United States Securities and Exchange Commission in respect thereof, or with any rules and regulations of the Office of the Comptroller of the Currency, and any and all documents and instruments which the said attorney and agent may deem necessary or advisable to enable Citicorp and/or Citibank, N.A. to comply with the securities or other similar laws of jurisdictions outside of the United States of America in respect thereof; and

	  HEREBY RATIFIES AND CONFIRMS all that the said attorneys and agents, or any of them, has done, shall do or cause to be done by virtue hereof; and

	  HEREBY REVOKES all prior powers of attorney relating to the foregoing acts.

	  IN WITNESS WHEREOF, the undersigned has hereunto set his hand.


Dated: March 7, 1994.


			      /s/ Mario H. Simonsen
			      Name:Mario H. Simonsen
			      Title:Director

POWER OF ATTORNEY

	  KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned Director and/or Officer of CITICORP, a Delaware corporation, and/or CITIBANK,
N.A., a national association hereby constitutes and appoints each of
GREGORY C. EHLKE, MARTIN A. WATERS, RICHARD D. LEVINSON, ROBERT N. LAUGHLIN and MICHAEL T. NUGENT his true and lawful attorney and agent, in the name and on behalf of the undersigned, to do any and all acts and things in connection with the registration statement dated the date hereof (the "Registration Statement") to be filed with the United
States Securities and Exchange Commission or the Office of the Comptroller of the Currency, including specifically, but without limiting the generality of the foregoing, the power and authority to execute the Registration Statement in the name of the undersigned in his capacity as Director and/or Officer of Citicorp and/or Citibank,
N.A., any and all amendments, including post-effective amendments, to the Registration Statement, any and all documents and instruments filed as part of or in connection with the Registration Statement or amendments thereto, any and all documents and instruments which the said attorney and agent may deem necessary or advisable to enable Citicorp and/or Citibank, N.A. to comply with the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, and any rules and regulations and requirements of the United States Securities and Exchange Commission in respect thereof, or with any rules and regulations of the Office of the Comptroller of the Currency, and any and all documents and instruments which the said attorney and agent may deem necessary or advisable to enable Citicorp and/or Citibank, N.A. to comply with the securities or other similar laws of jurisdictions outside of the United States of America in respect thereof; and

	  HEREBY RATIFIES AND CONFIRMS all that the said attorneys and agents, or any of them, has done, shall do or cause to be done by virtue hereof; and

	  HEREBY REVOKES all prior powers of attorney relating to the foregoing acts.

	  IN WITNESS WHEREOF, the undersigned has hereunto set his hand.


Dated: March 7, 1994.


			      /s/ Roger B. Smith
			      Name:Roger B. Smith
			      Title:Director

POWER OF ATTORNEY

	  KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned Director and/or Officer of CITICORP, a Delaware corporation, and/or CITIBANK,
N.A., a national association hereby constitutes and appoints each of
GREGORY C. EHLKE, MARTIN A. WATERS, RICHARD D. LEVINSON, ROBERT N. LAUGHLIN and MICHAEL T. NUGENT his true and lawful attorney and agent, in the name and on behalf of the undersigned, to do any and all acts and things in connection with the registration statement dated the date hereof (the "Registration Statement") to be filed with the United
States Securities and Exchange Commission or the Office of the Comptroller of the Currency, including specifically, but without limiting the generality of the foregoing, the power and authority to execute the Registration Statement in the name of the undersigned in his capacity as Director and/or Officer of Citicorp and/or Citibank,
N.A., any and all amendments, including post-effective amendments, to the Registration Statement, any and all documents and instruments filed as part of or in connection with the Registration Statement or amendments thereto, any and all documents and instruments which the said attorney and agent may deem necessary or advisable to enable Citicorp and/or Citibank, N.A. to comply with the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, and any rules and regulations and requirements of the United States Securities and Exchange Commission in respect thereof, or with any rules and regulations of the Office of the Comptroller of the Currency, and any and all documents and instruments which the said attorney and agent may deem necessary or advisable to enable Citicorp and/or Citibank, N.A. to comply with the securities or other similar laws of jurisdictions outside of the United States of America in respect thereof; and

	  HEREBY RATIFIES AND CONFIRMS all that the said attorneys and agents, or any of them, has done, shall do or cause to be done by virtue hereof; and

	  HEREBY REVOKES all prior powers of attorney relating to the foregoing acts.

	  IN WITNESS WHEREOF, the undersigned has hereunto set his hand.


Dated: March 7, 1994.


		    /s/ Christopher J. Steffen
		    Name:Christopher J. Steffen
		    Title:Senior Executive Vice President
			      and Director

POWER OF ATTORNEY

	  KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned Director and/or Officer of CITICORP, a Delaware corporation, and/or CITIBANK,
N.A., a national association hereby constitutes and appoints each of
GREGORY C. EHLKE, MARTIN A. WATERS, RICHARD D. LEVINSON, ROBERT N. LAUGHLIN and MICHAEL T. NUGENT his true and lawful attorney and agent, in the name and on behalf of the undersigned, to do any and all acts and things in connection with the registration statement dated the date hereof (the "Registration Statement") to be filed with the United
States Securities and Exchange Commission or the Office of the Comptroller of the Currency, including specifically, but without limiting the generality of the foregoing, the power and authority to execute the Registration Statement in the name of the undersigned in his capacity as Director and/or Officer of Citicorp and/or Citibank,
N.A., any and all amendments, including post-effective amendments, to the Registration Statement, any and all documents and instruments filed as part of or in connection with the Registration Statement or amendments thereto, any and all documents and instruments which the said attorney and agent may deem necessary or advisable to enable Citicorp and/or Citibank, N.A. to comply with the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, and any rules and regulations and requirements of the United States Securities and Exchange Commission in respect thereof, or with any rules and regulations of the Office of the Comptroller of the Currency, and any and all documents and instruments which the said attorney and agent may deem necessary or advisable to enable Citicorp and/or Citibank, N.A. to comply with the securities or other similar laws of jurisdictions outside of the United States of America in respect thereof; and

	  HEREBY RATIFIES AND CONFIRMS all that the said attorneys and agents, or any of them, has done, shall do or cause to be done by virtue hereof; and

	  HEREBY REVOKES all prior powers of attorney relating to the foregoing acts.

	  IN WITNESS WHEREOF, the undersigned has hereunto set his hand.


Dated: March 7, 1994.


			      /s/ Franklin A. Thomas
			      Name:Franklin A. Thomas
			      Title:Director

POWER OF ATTORNEY

	  KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned Director and/or Officer of CITICORP, a Delaware corporation, and/or CITIBANK,
N.A., a national association hereby constitutes and appoints each of
GREGORY C. EHLKE, MARTIN A. WATERS, RICHARD D. LEVINSON, ROBERT N. LAUGHLIN and MICHAEL T. NUGENT his true and lawful attorney and agent, in the name and on behalf of the undersigned, to do any and all acts and things in connection with the registration statement dated the date hereof (the "Registration Statement") to be filed with the United
States Securities and Exchange Commission or the Office of the Comptroller of the Currency, including specifically, but without limiting the generality of the foregoing, the power and authority to execute the Registration Statement in the name of the undersigned in his capacity as Director and/or Officer of Citicorp and/or Citibank,
N.A., any and all amendments, including post-effective amendments, to the Registration Statement, any and all documents and instruments filed as part of or in connection with the Registration Statement or amendments thereto, any and all documents and instruments which the said attorney and agent may deem necessary or advisable to enable Citicorp and/or Citibank, N.A. to comply with the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, and any rules and regulations and requirements of the United States Securities and Exchange Commission in respect thereof, or with any rules and regulations of the Office of the Comptroller of the Currency, and any and all documents and instruments which the said attorney and agent may deem necessary or advisable to enable Citicorp and/or Citibank, N.A. to comply with the securities or other similar laws of jurisdictions outside of the United States of America in respect thereof; and

	  HEREBY RATIFIES AND CONFIRMS all that the said attorneys and agents, or any of them, has done, shall do or cause to be done by virtue hereof; and

	  HEREBY REVOKES all prior powers of attorney relating to the foregoing acts.

	  IN WITNESS WHEREOF, the undersigned has hereunto set his hand.


Dated: March 7, 1994.


		    /s/ Edgar S. Woolard, Jr.
		    Name:Edgar S. Woolard, Jr.
		    Title:Director

POWER OF ATTORNEY

	  KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned Director and/or Officer of CITICORP, a Delaware corporation, and/or CITIBANK,
N.A., a national association hereby constitutes and appoints each of
GREGORY C. EHLKE, MARTIN A. WATERS, RICHARD D. LEVINSON, ROBERT N. LAUGHLIN and MICHAEL T. NUGENT his true and lawful attorney and agent, in the name and on behalf of the undersigned, to do any and all acts and things in connection with the registration statement dated the date hereof (the "Registration Statement") to be filed with the United
States Securities and Exchange Commission or the Office of the Comptroller of the Currency, including specifically, but without limiting the generality of the foregoing, the power and authority to execute the Registration Statement in the name of the undersigned in his capacity as Director and/or Officer of Citicorp and/or Citibank,
N.A., any and all amendments, including post-effective amendments, to the Registration Statement, any and all documents and instruments filed as part of or in connection with the Registration Statement or amendments thereto, any and all documents and instruments which the said attorney and agent may deem necessary or advisable to enable Citicorp and/or Citibank, N.A. to comply with the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, and any rules and regulations and requirements of the United States Securities and Exchange Commission in respect thereof, or with any rules and regulations of the Office of the Comptroller of the Currency, and any and all documents and instruments which the said attorney and agent may deem necessary or advisable to enable Citicorp and/or Citibank, N.A. to comply with the securities or other similar laws of jurisdictions outside of the United States of America in respect thereof; and

	  HEREBY RATIFIES AND CONFIRMS all that the said attorneys and agents, or any of them, has done, shall do or cause to be done by virtue hereof; and

	  HEREBY REVOKES all prior powers of attorney relating to the foregoing acts.

	  IN WITNESS WHEREOF, the undersigned has hereunto set his hand.


Dated: March 7, 1994.


		    /s/ John S. Reed
		    Name:John S. Reed
		    Title:Chairman and Director